Tortoise Gas and Oil Corp.

Yield

Growth

Quality

2008 3rd Quarter Report

August 31, 2008

...Steady Wins®

Company at a Glance

Tortoise Gas and Oil Corp. invests in privately-held companies and publicly-traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. We seek a high level of total return through a combination of capital appreciation and current income. We invest in equity securities of companies that we expect to pay current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisitions.

Our Targeted Portfolio

Upstream investments that:

  produce energy resources, including crude oil, natural gas, and coal from proved reserves.

  have mature, developed, long-lived assets, with multi-year hedging strategies.

  intend to successfully replace depleted reserves to offset natural production declines.

  either maintain or grow cash distribution levels.

Midstream investments that:

  transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

  either maintain or grow cash distribution levels.

A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs

Tortoise Gas and Oil provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.

Additional features of Tortoise Gas and Oil include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and

  Access to direct placements and other investments not available through the public markets.

October 28, 2008

DEAR FELLOW STOCKHOLDERS,

The MLP sector traded down dramatically along with the broader market since our quarter ended Aug. 31, 2008. From the beginning of that quarter (June 1, 2008), through today, the Wachovia Oil and Gas MLP Total Return Index declined by 38.2 percent, and the Wachovia MLP Total Return Index declined by 26.9 percent compared to the S&P 500 Index decline of 32.2 percent. We believe this sell-off of MLPs is a consequence of broader financial market issues which has led investors to unwind leveraged MLP investment portfolios. This was most noticeable during the first ten days of October, when MLP prices declined approximately 28 percent, with no fundamental news driving trading volumes.

Fund Performance
For the quarter ended Aug. 31, 2008, our total return was -5.6 percent, compared to the Wachovia Oil and Gas MLP Total Return Index’s total return of -8.7 percent for the same period. The fund’s total return from inception through the quarter ended Aug. 31, 2008, was -15.6 percent compared to the Index’s total return of -32.3 percent. These returns are based on market value and include the reinvestment of quarterly dividends and distributions.

This outperformance relative to the Index can be partially attributed to nearly $70.5 million in six successful direct placement investments made since the inception of the fund. Two of these direct placements were made in private companies, three in public upstream companies, and one in a public midstream company.

Our recent distribution of $0.27 per common share ($1.08 annualized) which was paid on Sept. 2, 2008, reflects a 2.9 percent increase over the prior quarter’s distribution of $0.2625.

Master Limited Partnership Investment Overview and Outlook
Upstream MLPs’ asset base of largely hedged long-lived producing reserves has provided resiliency to commodity price volatility relative to conventional upstream oil and gas companies. Downward pressure on commodity prices has been mitigated by the MLPs conservative hedging strategies. Furthermore, upstream MLPs have successfully demonstrated commitment to distribution growth and distribution coverage ratio maintenance. From Oct. 10, 2008 through today, we have seen some recovery with the Wachovia Oil and Gas MLP Total Return Index of approximately 23 percent compared to the S&P 500 Index return of 4.6 percent.

Turning to the broader sector performance, the Wachovia MLP Total Return Index reflected a total return of -5.2 percent for the quarter ended Aug. 31, 2008, compared to a total return of 1.2 percent for the quarter ended May 31, 2008 and -5.8 percent for the quarter ended Aug. 31, 2007. These returns are based on market value and include the reinvestment of quarterly dividends and distributions.

2008 3rd Quarter Report     1

The Wachovia Oil and Gas MLP Total Return Index yield on Aug. 31, 2008 was 11.4 percent and 17.1 percent on Oct. 28, 2008. The Wachovia MLP Total Return Index yield on Aug. 31, 2008 was 7.8 percent compared to the Oct. 28, 2008 yield of 10.3 percent. We believe current yields will help insulate MLP investors during periods of market decline.

Investors should examine whether the elevated yields of these MLP Indices represents the market’s pricing of investment risk. If fundamental risk has changed, or market pricing of risk has changed, then these yields may be appropriate for the business conducted by MLPs. However, we are of the view that market prices of MLPs reflect a temporary dislocation from transitory MLP ownership by highly leveraged funds to more permanent investors who seek the long term benefits of dividend stability with modest growth.

MLP companies have delivered distribution growth despite numerous disruptive risk factors associated with business operations, including the recession of 2000 – 2001, terrorist attacks on U.S. soil, foreign supply disruptions, ravaging hurricanes, financial market turmoil and extreme energy commodity price volatility. The resiliency of the business model of energy infrastructure companies has not only survived these events, but has allowed equity distribution growth far in excess of what was available in similarly risked assets such as REITs or utilities.

Conclusion
As market conditions remain weak, we believe it is unlikely that the market will regain sufficient strength to enable the company to complete an IPO in the near future. We remain cognizant of our stockholders’ liquidity needs, and continue to explore all options available to us within the parameters and time frame outlined in the Registration Rights Agreement.

We remain confident that our portfolio can continue to provide growing distributions and strong total returns for long-term investors looking for both distribution and growth.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Gas and Oil Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2     Tortoise Gas and Oil Corp.

SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2008
	Shares	Fair Value
Limited Partnerships and Limited
Liability Companies — 128.8%(1)
Oil and Gas Production — 116.3%(1)
BreitBurn Energy Partners L.P.	909,240	$15,093,384
EV Energy Partners, L.P.	261,900	6,835,590
Encore Energy Partners LP	311,200	7,671,080
Legacy Reserves, LP	922,107	18,525,130
Linn Energy, LLC	658,517	14,243,723
NRPC Properties, LLC(2)(3)	250,000	5,000,000
Pioneer Southwest Energy Partners L.P.	274,800	5,136,012
Quest Energy Partners, L.P.	252,832	2,884,813
		75,389,732
Midstream Energy Infrastructure — 12.5%(1)
Quest Midstream Partners, L.P.(2)(3)	465,000	8,137,500
Total Limited Partnerships and Limited Liability Companies
(Cost $93,955,772)		83,527,232

Short-Term Investment — 0.8%(1)
Investment Company — 0.8%(1)
First American Government Obligations Fund — Class Y, 1.87%(4)
Cost ($488,101)	488,101	488,101

Total Investments (Cost $94,443,873) — 129.6%(1)		84,015,333
Liabilities in Excess of Cash and Other Assets — (29.6%)(1)		(19,162,960)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$64,852,373

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $13,137,500 which represents 20.3% of net assets applicable to common stockholders. See Note 7 to the financial statements for further disclosure.
(3)	Private company.
(4)	Rate indicated is the current yield as of August 31, 2008.

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     3

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

August 31, 2008
Assets
Investments at fair value (cost $94,443,873)	$84,015,333
Dividends receivable	598
Deferred tax asset	4,363,221
Prepaid expenses	149,116
Total assets	88,528,268

Liabilities
Payable to Adviser	154,665
Deferred advisory fees	324,334
Distribution payable to common stockholders	1,498,654
Accrued expenses and other liabilities	248,242
Short-term borrowings	21,450,000
Total liabilities	23,675,895
Net assets applicable to common stockholders	$64,852,373

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and
outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	72,070,671
Accumulated net investment loss, net of income taxes	(855,957)
Undistributed realized gain, net of income taxes	97,803
Net unrealized loss on investments, net of income taxes	(6,465,695)
Net assets applicable to common stockholders	$64,852,373
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$11.68

See accompanying Notes to Financial Statements.

4     Tortoise Gas and Oil Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from
December 1, 2007
through
August 31, 2008
Investment Income
Distributions from investments	$6,245,181
Less return of capital on distributions	(5,526,385)
Net distributions from investments	718,796
Dividends from money market mutual funds	3,661
Total Investment Income	722,457
Operating Expenses
Advisory fees (including deferred)	963,935
Professional fees	176,378
Directors’ fees	44,451
Administrator fees	40,595
Reports to stockholders	36,014
Fund accounting fees	20,467
Registration fees	15,609
Custodian fees and expenses	4,521
Stock transfer agent fees	3,293
Other expenses	20,991
Total Operating Expenses	1,326,254
Interest expense	794,922
Total Expenses	2,121,176
Net Investment Loss before Income Taxes	(1,398,719)
Current tax benefit	11,249
Deferred tax benefit	531,513
Income tax benefit	542,762
Net Investment Loss	(855,957)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	157,746
Deferred tax expense	(59,943)
Net realized gain on investments	97,803
Net unrealized depreciation of investments	(5,313,448)
Deferred tax benefit	2,019,110
Net unrealized depreciation of investments	(3,294,338)
Net Realized and Unrealized Gain (Loss) on Investments	(3,196,535)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(4,052,492)

See accompanying Notes to Financial Statements.

2008 3rd Quarter Report     5

STATEMENT OF CHANGES IN NET ASSETS

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	August 31, 2008	November 30, 2007
	(Unaudited)
Operations
Net investment income (loss)	$(855,957)	$193,194
Net realized gain on investments	97,803	—
Net unrealized depreciation of investments	(3,294,338)	(3,171,357)
Net decrease in net assets applicable to common
stockholders resulting from operations	(4,052,492)	(2,978,163)
Distributions to Common Stockholders
Net investment income	—	(166,961)
Return of capital	(4,232,310)	(1,054,165)
Total distributions to common stockholders	(4,232,310)	(1,221,126)
Capital Stock Transactions
Proceeds from initial private offering of
5,524,256 common shares	—	82,863,840
Underwriting discounts and offering costs associated
with the issuance of common stock	—	(5,870,218)
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	—	76,993,622
Total increase (decrease) in net assets applicable to
common stockholders	(8,284,802)	72,794,333
Net Assets
Beginning of period	73,137,175	342,842
End of period	$64,852,373	$73,137,175
Accumulated net investment loss, net of
income taxes, at the end of period	$(855,957)	$—

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

6     Tortoise Gas and Oil Corp.

STATEMENT OF CASH FLOWS (Unaudited)

Period from
December 1, 2007
through
August 31, 2008
Cash Flows From Operating Activities
Distributions received from investments	$6,245,181
Dividend income received	4,614
Excess distribution repaid	(255,292)
Purchases of long-term investments	(21,086,718)
Proceeds from sales of long-term investments	17,774,393
Purchases of short-term investments, net	(326,208)
Interest expense paid	(787,432)
Current tax expense paid	(15,906)
Operating expenses paid	(1,068,976)
Net cash provided by operating activities	483,656

Cash Flows From Financing Activities
Advances from revolving line of credit	14,050,000
Repayments on revolving line of credit	(11,800,000)
Distributions paid to common stockholders	(2,733,656)
Net cash used in financing activities	(483,656)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

2008 3rd Quarter Report     7

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from
December 1, 2007
through
August 31, 2008
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(4,052,492)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(21,086,718)
Return of capital on distributions received	5,526,385
Proceeds from sales of long-term investments	17,774,393
Purchases of short-term investments, net	(326,208)
Deferred tax benefit	(2,490,680)
Net unrealized depreciation of investments	5,313,448
Net realized gains on investments	(157,746)
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	953
Increase in prepaid expenses	(91,122)
Increase in payable to Adviser	16,297
Increase in deferred advisory fees	287,355
Decrease in current tax liability	(27,155)
Decrease in accrued expenses and other liabilities	(203,054)
Total adjustments	4,536,148
Net cash provided by operating activities	$483,656

See accompanying Notes to Financial Statements.

8     Tortoise Gas and Oil Corp.

FINANCIAL HIGHLIGHTS

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	August 31, 2008	November 30, 2007
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$13.18	$—
Initial private offering price	—	15.00
Underwriting discounts and offering costs
on initial private offering	—	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)(3)	(0.16)	0.03
Net realized and unrealized loss on investments(3)	(0.58)	(0.57)
Total decrease from investment operations	(0.74)	(0.54)
Less Distributions to Common Stockholders:
Net investment income	—	(0.03)
Return of capital	(0.76)	(0.19)
Total distributions to common stockholders	(0.76)	(0.22)
Net Asset Value, end of period	$11.68	$13.18
Total Investment Return(4)	(5.61)%	(10.67)%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the period from July 19, 2007 through November 30, 2007 does not reflect the change in estimate of investment income and return of capital. See Note 2D to the financial statements for further disclosure.
(4)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial private offering price) and a sale at net asset value per share on the last day of the period reported. The calculation also includes distributions to common stockholders.

2008 3rd Quarter Report     9

FINANCIAL HIGHLIGHTS
(Continued)

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	August 31, 2008	November 30, 2007
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$64,852	$73,137
Ratio of expenses (including current and deferred
income taxes and deferred advisory fees)
to average net assets(5)(6)(7)	(0.73)%	(4.14)%
Ratio of expenses (excluding current and deferred
income taxes) to average net assets(5)(7)(8)	4.08%	2.28%
Ratio of expenses (excluding current and deferred
income taxes and deferred advisory fees)
to average net assets(5)(8)(9)	3.53%	2.15%
Ratio of net investment income (including current
and deferred income taxes and deferred advisory
fees) to average net assets(5)(6)(7)	2.12%	7.44%
Ratio of net investment income (excluding current
and deferred income taxes) to average net assets(5)(7)(8)	(2.69)%	1.02%
Ratio of net investment income (excluding current
and deferred income taxes and deferred advisory
fees) to average net assets(5)(8)(9)	(2.14)%	1.15%
Portfolio turnover rate(5)	26.73%	0.00%
Short-Term Borrowings, end of period (000’s)	$21,450	$19,200
Asset coverage, per $1,000 of principal amount of
short-term borrowings(10)	$4,023	$4,809
Asset coverage ratio of short-term borrowings(10)	402%	481%

(5)	Annualized for periods less than one full year.
(6)	For the period from December 1, 2007 through August 31, 2008, the Company accrued $11,249 in current tax benefit and $2,490,680 in net deferred tax benefit. For the period from July 19, 2007 through November 30, 2007, the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.
(7)	The Company accrued $287,355 and $36,979 in deferred advisory fees for the period from December 1, 2007 through August 31, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.
(8)	The ratio excludes the impact of current and deferred income taxes.
(9)	The ratio excludes the impact of deferred advisory fees.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.

See accompanying Notes to Financial Statements.

10     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
August 31, 2008

1. Organization
Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007.

2. Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company invests in illiquid securities including debt and equity securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations.

Consistent with SFAS 157, the Company determines fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Also in accordance with SFAS 157, the Company has determined the principal market, or the market in which the Company exits its portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the Company’s privately issued securities. For any one company, enterprise value may best be

2008 3rd Quarter Report     11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in portfolio companies is determined based on various factors, including enterprise value and other pertinent factors and observable market transactions such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are freely tradable and listed on a securities exchange, the Company fair values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity (and hence its fair value). Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments:

  The quarterly valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;

  The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;

  An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors. For the quarter ended August 31, 2008, the independent valuation firm performed limited procedures on two portfolio companies comprising approximately 100.0 percent of the total restricted investments at fair value as of August 31, 2008. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable; and

  The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.

12     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

C. Interest Income
Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued.

D. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from July 19, 2007 (commencement of operations) through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 29 percent as investment income and approximately 71 percent as return of capital.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual portfolio companies. This reclassification amounted to a decrease in pre-tax net investment income and an increase in unrealized appreciation of investments of approximately $249,000 or $0.04 per share ($154,000 or $0.03 per share, net of deferred taxes) for the period from December 1, 2007 through August 31, 2008.

Subsequent to the period ended February 29, 2008, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on its revised 2008 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $134,800 or $0.024 per share ($83,600 or $0.015 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $127,700 or $0.023 per share ($79,200 or $0.014 per share, net of deferred tax expense); and an increase in realized gains of approximately $7,100 or $0.001 per share ($4,400 or $0.001 per share, net of deferred tax expense).

E. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Company’s distributions were comprised of 14 percent net investment income and 86 percent return of capital, for book purposes. For the period ended August 31, 2008, the Company’s distributions, for book purposes, were comprised of 100 percent return of capital. For the period ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of approximately 4.3 percent qualified dividend income and 95.7 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2008.

2008 3rd Quarter Report     13

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

F. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.

Additionally, the Company accounts for uncertain tax positions under the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. As of August 31, 2008, no provision was deemed necessary under FIN 48. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense. All tax years since inception remain open to examination by Federal and State tax authorities.

G. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk
The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company invests at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations

14     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.

Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus accrued liabilities (other than deferred taxes, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).

Non-Exchange Tradable Investments are those investments, held during any portion of the period:

(a)	that are not listed on an established stock exchange or an electronic equities securities market; or

(b)	as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or

(c)

that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).

The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of August 31, 2008, no payments of such amounts have been deferred pursuant to this provision.

In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1 percent).

2008 3rd Quarter Report     15

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Any amounts that exceed the annualized advisory fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of August 31, 2008, payment of $324,334 has been deferred pursuant to this provision.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2008, are as follows:

Deferred tax assets:
Net unrealized loss on investments	$3,962,845
Organization costs	22,100
Net operating loss	919,230
4,904,175
Deferred tax liability:
Basis reduction of investments	540,954
Total net deferred tax asset	$4,363,221

The provision for total income tax differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized gains and unrealized gains on investments before taxes for the period ended August 31, 2008, as follows:

Application of statutory income tax rate	$2,228,503
State income tax benefit, net of federal tax effect	262,177
Other	11,249
Total	$2,501,929

At August 31, 2008, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets.

For the period from December 1, 2007 to August 31, 2008, the components of income tax benefit include current federal and state benefit (net of federal effect) of $10,065 and $1,184 and deferred federal and state benefit (net of federal effect) of $2,228,503 and $262,177, respectively. The

16     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

amount of deferred tax asset for the net operating losses at August 31, 2008 represents an estimated amount for the period from December 1, 2007 to August 31, 2008.

As of August 31, 2008, the aggregate cost of securities for federal income tax purposes was $93,020,310. At August 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $2,071,539, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $11,076,516 and the net unrealized depreciation was $9,004,977.

6. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2008. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	August 31, 2008	(Level 1)	(Level 2)	(Level 3)
Investments	$84,015,333	$70,877,833	$ —	$13,137,500

	Fair Value Measurements Using
	Significant Unobservable Inputs (Level 3) for Investments
	For the three months ended
	February 29, 2008	May 31, 2008	August 31, 2008
Fair value beginning balance	$8,602,500	$8,137,500	$12,905,000
Total unrealized gains (losses) included
in net increase (decrease) in net assets
applicable to common stockholders	(360,173)	(135,176)	480,222
Net purchases, issuances and settlements	—	5,000,000	—
Return of capital adjustments impacting
cost basis of security	(104,827)	(97,324)	(247,722)
Transfers into (out of) Level 3	—	—	—
Fair value ending balance	$8,137,500	$12,905,000	$13,137,500

2008 3rd Quarter Report     17

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

7. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at August 31, 2008.

						Fair
					Fair	Value as
					Value	Percent
		Number	Acquisition	Acquisition	Per	of Net
Investment Security		of Units	Date	Cost	Unit	Assets
NRPC Properties, LLC	Common Units	250,000	03/18/08	$5,000,000	20.00	7.7%
Quest Midstream
Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	17.50	12.6
				$14,300,000		20.3%

8. Investment Transactions
For the period ended August 31, 2008, the Company purchased securities (at cost) and sold securities (proceeds) in the amount of $21,086,718 and $17,774,393 (excluding short-term securities), respectively.

9. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at August 31, 2008 and November 30, 2007.

10. Credit Facility
On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

The Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of the outstanding balance until the coverage requirement has been met. See Note 11 for additional information.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2007 through August 31, 2008 was approximately $22,700,000 and 4.57 percent, respectively. At August 31, 2008, the principal balance outstanding was $21,450,000 at an interest rate of 3.99 percent.

11. Subsequent Events
On September 2, 2008, the Company paid a distribution in the amount of $0.27 per common share, for a total of $1,498,654.

On August 25, 2008, the boards of directors of Quest Resource Corporation (NASDAQ: QRCP), Quest Energy Partners, L.P. (NASDAQ: QELP) and Quest Midstream Partners, L.P. (“QMP”) (collectively, “Quest”) announced that they had accepted the resignation of Jerry Cash, as Chairman and CEO of all three entities. The resignation followed the discovery, in connection with an inquiry from the Oklahoma Department of Securities, of questionable transfers of company

18     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

funds to an entity controlled by Mr. Cash. Initial reports indicated the amount in question to be about $10 million. Promptly following the discovery of the alleged misappropriation of funds, members of the three boards met in joint sessions and immediately formed a Joint Special Committee comprised of representatives from each board, including the chairs of the audit committees of QRCP and QELP, to investigate the matter and consider the effects on the companies’ financial statements, along with the assistance of external counsel and forensic accountants. The board of directors of QMP was increased to seven members and Ed Russell, the President of Tortoise Capital Resources Corporation, an affiliate of the Company, was named as a director of QMP.

On September 13, 2008, the boards of QRCP and the general partners of QELP and QMP terminated David Grose as the chief financial officer of the companies. Pending the appointment of a new CFO, Mr. Jack T. Collins will continue to serve as interim CFO of the companies. The special committee stated that, although it and its advisers have reviewed substantial numbers of company records and conducted numerous interviews of company personnel and others, significant additional work remains to be done to confirm the full extent of inappropriate uses of the companies’ assets and their effects on the companies. Based on the information obtained in the investigation to date, the special committee believes that the questionable transfers to the Cash-controlled entity involved a total of approximately $10 million as originally announced. The special committee and its advisers are also working to determine the effect of those transfers on the companies’ financial statements, the methods by which the companies’ internal controls may have been circumvented by those transferring the funds, and the appropriate remedial measures. In addition, the special committee is attempting to identify possible sources of recovery of the assets that were inappropriately transferred. At this time, the companies cannot accurately predict when the investigation will be complete, what the results of that investigation will be, or whether any recovery of the missing assets can be made. QMP is currently re-negotiating the terms of their credit facility.

Due to the market volatility subsequent to August 31, 2008, the Company has evaluated compliance with the 1940 Act asset coverage covenant for its credit facility. As of the close of business on October 30, 2008, the Company was in compliance with this covenant.

2008 3rd Quarter Report     19

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended August 31, 2008, the aggregate compensation paid by the Company to the independent directors was $46,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20     Tortoise Gas and Oil Corp.

Office of the Company	ADMINISTRATOR
and of the Investment Adviser	Tortoise Capital Advisors, L.L.C.
Tortoise Capital Advisors, L.L.C.	11550 Ash Street, Suite 300
11550 Ash Street, Suite 300	Leawood, Kan. 66211
Leawood, Kan. 66211	(913) 981-1020
(913) 981-1020	(913) 981-1021 (fax)
(913) 981-1021 (fax)	www.tortoiseadvisors.com
www.tortoiseadvisors.com
CUSTODIAN
Managing Directors of	U.S. Bank, N.A.
Tortoise Capital Advisors, L.L.C.	1555 North Rivercenter Drive, Suite 302
H. Kevin Birzer	Milwaukee, Wis. 53212
Zachary A. Hamel
Kenneth P. Malvey	TRANSFER AGENT/DIVIDEND
Terry Matlack	DISBURSING AGENT
David J. Schulte	Computershare Trust Company, N.A./
Computershare Inc.
Board of Directors of	c/o Computershare Inc.
Tortoise Gas and Oil Corp.	P.O. Box 43078
Providence, R.I. 02940-3078
H. Kevin Birzer, Chairman	(312) 588-4990
Tortoise Capital Advisors, L.L.C.	www.computershare.com

Terry Matlack	LEGAL COUNSEL
Tortoise Capital Advisors, L.L.C.	Husch Blackwell Sanders LLP
4801 Main St.
Conrad S. Ciccotello	Kansas City, Mo. 64112
Independent
John R. Graham Independent Charles E. Heath Independent	INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

This report is for stockholder information.
This is not a prospectus intended for use in
the purchase or sale of fund shares. Past
performance is no guarantee of future
results and your investment may be
worth more or less at the time you sell.

Other Tortoise Capital Advisors’ Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 8/31/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy	TYG	Public U.S. Energy	Retirement Accounts	$1,152
Infrastructure Corp.	Feb. 2004	Infrastructure	Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	Public U.S. Energy	Retirement Accounts	$776
Capital Corp.	May 2005	Infrastructure	Pension Plans
			Taxable Accounts

Tortoise North	TYN	Public Canadian and U.S.	Taxable Accounts	$175
American Energy Corp.	Oct. 2005	Energy Infrastructure

Tortoise Capital	TTO	Private and Micro Cap	Retirement Accounts	$162
Resources Corp.	Dec. 2005	Public U.S. Energy	Pension Plans
	(Feb. 2007 – IPO)	Infrastructure Companies	Taxable Accounts